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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       INTRABIOTICS PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  Delaware                               94-3200380
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


1255 Terra Bella Ave. Mountain View, CA                    94043
(Address of principal executive offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. /X/


Securities Act registration statement number to which this form relates:
333-95461

Securities to be registered pursuant to Section 12(b) of the Act:  None

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, $.001 par value.

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock" of the Prospectus included in the Registrant's Amendment No. 1 to Form S-1 Registration Statement, No 333-95461, filed with the Securities and Exchange Commission on February 29, 2000, as finally amended (the "Amended Registration Statement"), and is incorporated herein by reference. The initial Form S-1 Registration Statement, No. 333-95461 was filed on January 27, 2000.

ITEM 2.   EXHIBITS.

EXHIBIT
NUMBER                        DESCRIPTION

3.1                           Amended and Restated Certificate of Incorporation, as currently in effect. (1)

3.2                           Form of Certificate of Amendment of Certificate of Incorporation. (1)

3.3                           Form of Amended and Restated  Certificate of Incorporation, to be filed prior to the closing of this offering. (1)

3.4                           Form of  Amended  and  Restated  Certificate  of  Incorporation  to be filed upon the closing of this offering. (1)

3.5                           Bylaws, as currently in effect. (1)

3.6                           Form of Amended and Restated Bylaws of the Registrant. (1)

4.1                           Form of Specimen Certificate for Registrant's Common Stock. (1)

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         (1)      Filed as an exhibit to the Registration Statement on Form S-1,
                  No. 333-95461, as amended and incorporated herein by reference.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      INTRABIOTICS PHARMACEUTICALS, INC.
                                      (Registrant)


Date: March 17, 2000                  By:   /s/ KENNETH J. KELLEY
                                         -----------------------------------
                                            Kenneth J. Kelley
                                            Chief Executive Officer